Exhibit 10.3

EXECUTION VERSION

CERTAIN CONFIDENTIAL INFORMATION (MARKED BY BRACKETS AS “[***]”) HAS BEEN EXCLUDED
FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

This First Amendment to Asset Purchase Agreement (together with Exhibit A-1, this “Amendment”), is made as of February 27, 2026 (the “Effective Date”), by and among (i) Vireo Health, Inc., a Delaware corporation (“ Original Buyer”), (ii) Vireo Growth Inc., a British Columbia corporation (“Parent”), (iii) the entities set forth on the “Acquiring Entities” signature page attached hereto (collectively, the “ Acquiring Entities”), (iv) the entities set forth on the “Company” signature page attached hereto (collectively, the “Company”), (v) PharmaCann Inc., a Delaware corporation (“PharmaCann”), and (vi) Argent Institutional Trust Company, as collateral agent under the Indenture (as defined below) (“Agent”). The Company and PharmaCann are each referred to herein as a “Company Party,” and collectively as the “Company Parties.” The Original Buyer, Parent, and the Acquiring Entities are collectively referred to as the “Vireo Parties.” Agent, the Company, PharmaCann, the Acquiring Entities, Original Buyer and Parent are each referred to herein as a “Party,” and collectively as the “Parties.”

RECITALS

WHEREAS, Original Buyer, Parent, the Company, PharmaCann and Agent entered into that certain Asset Purchase Agreement, dated as of December 16, 2025 (the “Asset Purchase Agreement”);

WHEREAS, the Acquiring Entities are controlled affiliates of Original Buyer and Parent, and the Vireo Parties desire for the Acquiring Entities to be the ultimate purchasers of the applicable assets identified in the Asset Purchase Agreement;

WHEREAS, the Parties wish to add the Acquiring Entities to the Asset Purchase Agreement to delineate which applicable Acquiring Entity will purchase the specified assets of each applicable entity of the Company; and

WHEREAS, pursuant to Section 9.3 of the Asset Purchase Agreement, the Asset Purchase Agreement may not be amended or modified except in a written document signed by Agent (on behalf of, and in consultation with, and at the written direction of, the Required Noteholders), Original Buyer and the Company Parties.

NOW, THEREFORE, intending to be legally bound, in consideration of the mutual covenants and agreements contained herein, the Parties hereby agree as follows:

AGREEMENT

1.Definitions and Recitals. For purposes of this Amendment, the capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Asset Purchase Agreement. The Recitals set forth above are hereby incorporated by reference as part of this Amendment.

2.Addition of Acquiring Entities. The definition of “Buyer” in the Asset Purchase Agreement shall hereby be amended to mean “Vireo Health, Inc., a Delaware corporation (“Vireo Health”), together with the Acquiring Entities (as applicable for purposes of Exhibit A-1).”

3.Amendment and Restatement of Exhibit A. Exhibit A-1 of the Asset Purchase Agreement is hereby deleted in its entirety and replaced with Exhibit A-1 attached to this Amendment. For the avoidance of doubt, subject to the terms and provisions of the Asset Purchase Agreement, the Acquiring Entities shall purchase, acquire and accept the applicable assets (including the applicable State Cannabis Licenses) of the Company Entities as set forth in Exhibit A-1 attached to this Amendment.

4.Amendment and Restatement of Representation. Section 5.1 of the Asset Purchase Agreement is hereby amended and restated as follows:

“Organization and Authority. Vireo Health is a corporation duly organized, validly existing and in good standing under the laws of Delaware. Vireo Health of Mile High, LLC, Vireo Health of DTC, LLC and Vireo Health of Western Slope, LLC are limited liability companies duly organized, validly existing and in good standing under the laws of Delaware. Parent is a corporation duly organized, validly existing and in good standing under the laws of British Columbia. Each of Buyer and Parent has the power and authority to execute and perform this Agreement and its obligations hereunder. The execution and delivery of this Agreement by Buyer and Parent, and the performance of Buyer and Parent’s obligations hereunder, have been authorized by all necessary actions of Buyer and Parent.”

5.Direction of Required Noteholders. Agent hereby confirms that the Required Noteholders have consulted with Agent and have directed Agent to enter into this Amendment.

6.Miscellaneous.

6.1.No Modifications; Conflicts. Except as expressly provided herein, all of the terms and provisions of the Asset Purchase Agreement shall remain unmodified and in full force and effect. In the event of any inconsistency between the terms of the Asset Purchase Agreement and this Amendment, the terms of this Amendment shall control.

6.2.Entire Understanding; Amendments. This Amendment, together with the Asset Purchase Agreement (as amended hereby, including all exhibits thereto) and Exhibit A-1 attached hereto, states the entire understanding among the Parties with respect to the subject matter hereof and supersedes all prior oral and written communications and agreements with respect to the subject matter hereof.

6.3.Severability. If any provision of this Amendment is construed to be invalid, illegal or unenforceable, then the remaining provisions hereof shall not be affected thereby and shall be enforceable without regard thereto, and the Parties agree that this Amendment shall be reformed to replace such unenforceable provisions with a valid and enforceable provision that comes as close as possible to expressing the intent of the unenforceable provision.

6.4.Counterparts; Electronic Signatures. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including .pdf or any electronic signature complying with the U.S. federal ESIGN

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Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.5.Governing Law; Venue. This Amendment and the respective rights and obligations of the Parties under this Amendment shall be governed by, and shall be determined under, the internal laws of the State of Colorado without regard to choice of law principles. Any Proceeding arising out of or relating to this Amendment or the transactions contemplated hereby must be instituted in the courts of the State of Colorado, and each Party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action, proceeding or dispute.

* * * *

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the date set forth above.

BUYER:

VIREO HEALTH, INC., a Delaware corporation

By:	/s/ John Mazarakis
Name:	John Mazarakis
Title:	Authorized Signatory

PARENT:

VIREO GROWTH INC., a British Columbia corporation

By:	/s/ John Mazarakis
Name:	John Mazarakis
Title:	Authorized Signatory

ACQUIRING ENTITIES:

VIREO HEALTH OF MILE HIGH, LLC., a
Delaware limited liability company

By:	/s/ John Mazarakis
Name:	John Mazarakis
Title:	Authorized Signatory

VIREO HEALTH OF DTC, LLC., a Delaware
limited liability company

By:	/s/ John Mazarakis
Name:	John Mazarakis
Title:	Authorized Signatory

VIREO HEALTH OF WESTERN SLOPE, LLC., a
Delaware limited liability company

By:	/s/ John Mazarakis
Name:	John Mazarakis
Title:	Authorized Signatory

[Signature Page to First Amendment to Asset Purchase Agreement]

COMPANY:

DENVER PATIENTS GROUP LLC, a Colorado
limited liability company

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

GREEN KIWI 1, LLC, a Colorado limited liability company

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

GREEN KIWI 2, LLC, a Colorado limited liability company

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

GREEN KIWI 4, LLC, a Colorado limited liability company

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

LIVWELL I LLC, a Colorado limited liability company

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

LIVWELL III, LLC, a Colorado limited liability company (as
a Non-Continuing Dispensary)

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

[Signature Page to First Amendment to Asset Purchase Agreement]

LIVWELL IV, LLC, a Colorado limited liability company

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

LIVWELL V, LLC, a Colorado limited liability company (as a Non-Continuing Dispensary)

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

LIVWELL VII, LLC, a Colorado limited liability company

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

LIVWELL VIII, LLC, a Colorado limited liability company (as a Non-Continuing Dispensary)

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

LIVWELL IX, LLC, a Colorado limited liability company

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

LIVWELL X, LLC, a Colorado limited liability company

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

LIVWELL XII, LLC, a Colorado limited liability company

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

[Signature Page to First Amendment to Asset Purchase Agreement]

LIVWELL XIV, LLC, a Colorado limited liability
company

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

LIVWELL XVI, LLC, a Colorado limited liability
company

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

BEYOND BROADWAY LLC, a Colorado limited
liability company (as a Non-Continuing
Dispensary)

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

KIWI, LLC, a Colorado limited liability company

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

LIVWELL HOLDINGS, INC., a Delaware
corporation

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

GREEN BRANDS LLC, a Colorado limited
liability company

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

[Signature Page to First Amendment to Asset Purchase Agreement]

PHARMACANN:

PHARMACANN INC., a Delaware corporation

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

[Signature Page to First Amendment to Asset Purchase Agreement]

AGENT:

ARGENT INSTITUTIONAL TRUST COMPANY,
as Collateral Agent

By:	/s/ Debra A. Schachel
Name:	Debra A. Schachel
Title:	Director

[Signature Page to First Amendment to Asset Purchase Agreement]

EXHIBIT A-1

[***]

Operational Dispensaries

[***]

Exhibit A-1